                                                                   EXHIBIT 10.68

                               JOINT AMENDMENT TO
                         THE FEDERAL EXPRESS CORPORATION
                         RETIREMENT PARITY PENSION PLAN
                          (EFFECTIVE DATE JUNE 1, 1993,
                 AS AMENDED AND RESTATED EFFECTIVE JUNE 1, 1999)
                                     AND THE
            FEDEX GROUND PACKAGE SYSTEM, INC. 401(a)(17) BENEFIT PLAN
                                       AND
              FEDEX GROUND PACKAGE SYSTEM, INC. EXCESS BENEFIT PLAN

     WHEREAS, Federal Express Corporation (the "Corporation") has established the Federal Express Corporation Retirement Parity Pension Plan (the "Express Plan") as an "employee benefit pension plan," as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and a plan that is "unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," as provided in Sections 201, 301 and 401 of ERISA and the Department of Labor regulations promulgated under ERISA, with benefits payable when due out of the assets of the Corporation as its general, unsecured obligations; and

     WHEREAS, pursuant to Section 12 of the Express Plan, the Corporation has reserved the right to amend the Plan at any time; and

     WHEREAS, FedEx Ground Package System, Inc. (the "Company") maintains the FedEx Ground Package System, Inc. and Certain Affiliates 401(a)(17) Benefit Plan and the FedEx Ground Package System, Inc. and Certain Affiliates Excess Plan (together, the "Ground Plans") for the purpose of providing deferred compensation for a select group of management or highly compensated employees, with benefits payable when due out of the assets of the Company as its general, unsecured obligations; and

     WHEREAS, pursuant to the terms of the Ground Plans, the Company has reserved the right to amend the plans at any time; and

     WHEREAS, the Corporation and the Company desire to merge the Ground Plans with and into the Express Plan to effect consistency and uniformity in administration;

     NOW THEREFORE, effective May 31, 2003, the Corporation hereby amends the Express Plan and the Company hereby amends the Ground Plans to provide for the merger of the Ground Plans with and into the Express Plan.

                        I. AMENDMENT OF THE EXPRESS PLAN

     1. Section 1 of the Express Plan shall be amended by addition of the following at the end thereof:

          "Effective May 31, 2003, the FedEx Ground Package System, Inc. and Certain Affiliates 401(a)(17) Benefit Plan and the FedEx Ground Package System, Inc. and Certain

Affiliates Excess Plan shall be merged with and into the Express Plan and name of the Express Plan shall be changed to the FedEx Corporation Retirement Parity Pension Plan. The provisions of the merged plan applicable to the employees participating in the FedEx Ground Package System, Inc. and Certain Affiliates 401(a)(17) Benefit Plan shall be set forth in Appendix A and the FedEx Ground Package System, Inc. and Certain Affiliates Excess Plan shall be set forth in Appendix B."

     2. The Express Plan shall be amended by addition of Appendix A and Appendix B, which are attached to this amendment, to the end thereto, the provisions of which are applicable to the employees of FedEx Ground Package System, Inc., FedEx Custom Critical, Inc., FedEx Supply Chain Services, Inc., AutoQuik, Inc. and Urgent Freight, Inc.

                        II. AMENDMENT OF THE GROUND PLANS

     Effective May 31, 2003, the Ground Plans shall be merged with and into the Federal Express Corporation Retirement Parity Pension Plan.

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   FEDERAL EXPRESS CORPORATION

                                   BY:/s/ DENNIS ROCHE
                                      ----------------------------
                                   Dennis Roche
                                   Vice President
                                   Global Compensation and Benefits
                                   Date: May 31, 2003


ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   FEDEX CORPORATION

                                   BY:/s/ WILLIAM J. CAHILL
                                      ---------------------
                                   William J. Cahill
                                   Staff Vice President,
                                   Human Resources
                                   Date: May 31, 2003


ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   FEDEX GLOBAL LOGISTICS, INC.

                                   BY:/s/ PHILIP J. AZAR
                                      ------------------------
                                   Philip J. Azar
                                   Vice President and
                                   General Counsel
                                   Date: May 31, 2003


ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   FEDEX TRADE NETWORKS, INC.

                                   BY:/s/ PENELOPE W. REGISTER
                                      ------------------------
                                   Penelope W. Register
                                   Vice President and
                                   General Counsel
                                   Date: May 31, 2003


ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   FEDEX TRADE NETWORKS TRANSPORT
                                   & BROKERAGE, INC.

                                   BY:/s/ PENELOPE W. REGISTER
                                      ------------------------
                                   Penelope W. Register
                                   Senior Vice President and
                                   General Counsel
                                   Date: May 31, 2003


ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   WORLD TARIFF, LIMITED

                                   BY:/s/ PENELOPE W. REGISTER
                                      ------------------------
                                   Penelope W. Register
                                   Vice President and
                                   Secretary
                                   Date: May 31, 2003


ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   FEDEX TRADE NETWORKS TRADE
                                   SERVICES, INC.

                                   BY:/s/ PENELOPE W. REGISTER
                                      ------------------------
                                   Penelope W. Register
                                   Vice President
                                   Date: May 31, 2003


ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   FEDEX CORPORATE SERVICES, INC.

                                   BY:/s/ WILLIAM J. CAHILL
                                      ---------------------------
                                   William J. Cahill
                                   Vice President
                                   Human Resources
                                   Date: May 31, 2003


ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment to be adopted effective as of the dates provided herein, by affixing their signatures hereto.


                                   FEDEX FREIGHT CORPORATION

                                   BY:/s/ ROBERT H. RHEA
                                      -------------------------
                                   Robert H. Rhea
                                   Senior Vice President and
                                   General Counsel

ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
-------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the participating employers have caused this Joint Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.

                                               FEDEX GROUND PACKAGE SYSTEM, INC.


                                               /s/ LELAND E. HOLLY, III
                                               ---------------------------------
                                               Leland E. Holly, III
                                               Senior Vice President
                                               Human Resources

                                               Date: May 31, 2003

ATTEST:


/s/ JOSEPH L. SCHIFFHOUER
-------------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the participating employers have caused this Joint Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.

                                             FEDEX SUPPLY CHAIN SERVICES, INC.


                                             /s/ FLORIAN KETE
                                             -----------------------------------
                                             Florian Kete
                                             Vice President
                                             Human Resources

                                             Date: May 31, 2003

ATTEST:


/s/ JOSEPH L. SCHIFFHOUER
--------------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the participating employers have caused this Joint Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.

                                             FEDEX SUPPLY CHAIN SERVICES, INC.


                                             /s/ PHILIP J. AZAR
                                             -----------------------------------
                                             Philip J. Azar
                                             Vice President and
                                             General Counsel

                                             Date: May 31, 2003

ATTEST:


/s/ JOSEPH L. SCHIFFHOUER
---------------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the participating employers have caused this Joint Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.


                                                   FEDEX CUSTOM CRITICAL, INC.


                                                   /s/ REGINA M. SACHA-UJCZO
                                                   -----------------------------
                                                   Regina M. Sacha-Ujczo
                                                   Vice President
                                                   Human Resources

                                                   Date: May 31, 2003

ATTEST:


/s/ JOSEPH L. SCHIFFHOUER
-------------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the participating employers have caused this Joint Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.


                                                   URGENT FREIGHT, INC.


                                                   /s/ KIMBLE SCOTT
                                                   ----------------------------
                                                   Kimble Scott
                                                   Vice President

                                                   Date:  May 31, 2003

ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
---------------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

     IN WITNESS WHEREOF, the participating employers have caused this Joint Amendment to the Plan to be executed by their duly authorized officers as of the date indicated below.

                                                   AUTOQUIK, INC.


                                                   /s/ KIMBLE SCOTT
                                                   -----------------------------
                                                   Kimble Scott
                                                   Vice President

                                                   Date: May 31, 2003

ATTEST:

/s/ JOSEPH L. SCHIFFHOUER
---------------------------------
Joseph L. Schiffhouer
Staff Vice President and
Assistant Secretary
FedEx Corporation

485441.1

                                   APPENDIX A


                            PROVISIONS PERTAINING TO
                                  EMPLOYEES OF
                       FEDEX GROUND PACKAGE SYSTEM, INC.,
                          FEDEX CUSTOM CRITICAL, INC.,
                       FEDEX SUPPLY CHAIN SERVICES, INC.,
                                 AUTOQUIK, INC.
                                       AND
                              URGENT FREIGHT, INC.

                                  INTRODUCTION


The purpose of this Appendix A is to set forth certain of the provisions of this Plan applicable only to Employees of FedEx Ground Package System, Inc., FedEx Custom Critical, Inc., FedEx Supply Chain Services, AutoQuik, Inc. and Urgent Freight, Inc. ("Ground Participants") as of May 31, 2003, and thereafter. Except as provided in this Appendix A, the terms and conditions of the Plan apply to Ground Participants. The term "Section" in this Appendix A refers to a section of this Appendix A unless otherwise specifically noted.

                                    ARTICLE 1
                                   DEFINITIONS

1.1     GENERALLY

The following words and phrases shall have the same meanings as specified in the applicable Pension Plan, as it may be amended from time to time, unless the context clearly requires otherwise:

          "Actuarial Equivalent" or "Actuarial Equivalence"
          "Actuary"
          "Annuity Starting Date"
          "Code"
          "Employee"
          "Plan Year"


In addition, for purposes of this 401(a)(17) Benefit Plan, the following words and phrases shall have the meanings hereinafter indicated unless the context clearly indicates otherwise:

1.2     ACCRUED BENEFIT

"Accrued Benefit" of a Participant as of any date, hereinafter called an "accrual date," equals the amount of 401(a)(17) Benefit to which the Participant would be entitled under Section 2.1 if he terminated his employment with the Controlled Group on the accrual date

1.3     BENEFICIARY

"Beneficiary" means the beneficiary for purposes of any benefits payable under the Pension Plan subsequent to the Participant's death; provided, however, that the Participant may designate another beneficiary to receive any death benefits payable in a lump sum pursuant to Section 2.2(c), such designation to be made in writing in a form acceptable to the Committee.

1.4     BOARD

"Board" means the board of directors of FedEx Corporation or, as appropriate in the context of a provision of the 401(a)(17) Benefit Plan such other body as designated by the Board.

1.5     COMPANY

"Company" means FedEx Ground Package System, Inc.

1.6     CONTROLLED GROUP OR CONTROLLED GROUP MEMBERS

"Controlled Group" or "Controlled Group Members" means the Company and any and all other corporations, trades and/or businesses the employees of which, together with the employees of the Company, are required by any of the Subsections of Section 414 of the Code to be treated, as though they were employed by a single employer.

1.7     EFFECTIVE DATE

"Effective Date" means June 1, 2000.

1.8     EMPLOYER

"Employer" means the Company and any other Controlled Group Member that adopts this 401(a)(17) Benefit Plan.

1.9     EXCESS PLAN

"Excess Plan" means the provisions of the Plan described in Appendix B.

1.10    401(a)(17) BENEFIT

"401(a)(17) Benefit" means the monthly benefit payable to or with respect to a Participant and/or his Beneficiary under Article 2.

1.11    401(a)(17) BENEFIT PLAN

"401(a)(17) Benefit Plan" means the provisions of the Plan described in this Appendix A.

1.12    PARTICIPANT

"Participant" means an Employee who (i) is participating in one or more Pension Plans, (ii) (1) serves as an officer of an Employer other than the Company as determined from the personnel records of the applicable Employer, or (2) serves as an officer or managing director or assistant managing director of the Company as determined from the personnel records of the Company and has served as an officer and/or managing or assistant managing director for a combined period of five consecutive years, including service prior to the Effective Date, and (iii) has a separation of service from an Employer on or after the Effective Date.

In determining whether an officer, managing director or assistant managing director has served in such capacity for a combined period of five consecutive years, such officer's or director's service with Controlled Group Members shall be taken into account.

Participant shall also mean any former Employee who, immediately following his separation of service from an Employer, was employed by a Controlled Group Member and continues to be employed by a Controlled Group Member.

Any employee who was a Participant in this 401(a)(17) Benefit Plan immediately prior to June 1, 2000 shall remain a Participant in the Plan on the Effective Date.

1.13    PENSION PLAN

"Pension Plan" means, with respect to any Participant, the FedEx Ground Package System, Inc. and Certain Affiliates Career Reward Pension Plan (through May 30,
2001) or the FedEx Corporation Employees' Pension Plan (as of May 31, 2001).

1.14    SPOUSE

"Spouse" shall mean the deceased Participant's surviving spouse if such person married such Participant at least one (1) year prior to his death.

                                    ARTICLE 2
                               401(a)(17) BENEFITS

2.1     AMOUNT OF BENEFIT

(a) 401(a)(17) BENEFIT. The 401(a)(17) Benefit payable to or with respect to a Participant for any month of any Plan Year shall be an amount equal to the excess, if any, of (i) the amount of the monthly benefit that would be provided by the Pension Plan except that, if applicable, such benefit shall not be limited by the application of Section 401(a)(17) of the Code, over
     (ii) the sum of (A) the amount of the monthly benefit payable on the same basis to or with respect to the Participant under such Pension Plan for such month and (B) the amount payable to or with respect to the Participant under the Excess Plan for such month. If a Participant began receiving his 401(a)(17) Benefit prior to June 1, 2000, such 401(a)(17) Benefit shall reflect any adjustments under such Pension Plan because of the Participant's determination not to elect to waive any qualified pre-retirement survivor annuity.

     The terms "Average Compensation", "Average Annual Earnings" and "Final Average Earnings" taken into account with respect to a Participant (1) who is employed by the Company, or (2) who transferred to FedEx Corporation, Federal Express Corporation, or FedEx Corporate Services, Inc. on June 1, 2000 and continues to be an employee of such company, or (3) who was an employee of a Ground Employer (as defined in the Pension Plan) on February 1, 1998, was directly transferred to a Controlled Group Member, and who continues to be employed by a Controlled Group Member, shall have the same meaning as set forth under the Pension Plan (without regard to the limits imposed by Section 401(a)(17) of the Code), except that, for purposes of
     Section 2.1(a)(i), the number of years over which the average is determined under this 401(a)(17) Benefit Plan shall be three (3) years instead of five
     (5) years. Effective June 1, 2001, the terms "Compensation" and "Earnings" shall have the same meaning as set forth under the Pension Plan and shall also include any compensation that would have been paid to the Participant had he not signed a salary deferral agreement in connection with any deferred compensation plan sponsored by the Employer.

          The terms "Average Compensation", "Average Annual Earnings" and "Final Average Earnings" taken into account with respect to a Participant employed by an Employer other than the Company shall have the same meaning as set forth under the Pension Plan (without regard to the limits imposed by Section 401(a)(17) of the Code). Effective June 1, 2001, "Compensation" and "Earnings" shall have the same meaning as set forth under the Pension Plan and shall also include any compensation that would have been paid to the Participant had he not signed a salary deferral agreement in connection with any deferred compensation plan sponsored by the Employer.

(b) PRE-RETIREMENT SURVIVOR ANNUITY. If a married participant dies before his Annuity Starting Date, and has a Spouse entitled to a qualified pre-retirement survivor annuity under any Pension Plan, such Spouse shall receive a pre-retirement survivor annuity based on the 401(a)(17) Benefit computed and adjusted as provided in Subsection (a) of this Section to which the Participant would be entitled. Such pre-retirement survivor annuity shall be payable at the same time and in the same manner as the qualified pre-retirement survivor annuity payable under any Pension Plan. No pre-retirement survivor annuity shall be payable to the extent a Participant receives a lump sum payment under Section 2.2(c).

(c) PENSION PLAN ADJUSTMENT. Unless otherwise specifically provided herein, this 401(a)(17) Benefit Plan is not intended to provide any increased benefit which could otherwise be provided under a Pension Plan. A Participant's benefit under this 401(a)(17) Benefit Plan shall be decreased to the extent that such Participant's benefit under a Pension Plan is so increased.

(d) TRANSFERS. A Participant who is eligible for a 401(a)(17) Benefit and who has been directly transferred to a Controlled Group Member shall have his 401(a)(17) Benefit computation based on the provisions of the 401(a)(17) Benefit Plan in effect at the time that the Employee becomes entitled to receive the 401(a)(17) Benefit. If the Participant has received a benefit from the 401(a)(17) Benefit Plan prior to his termination of employment pursuant to an agreement between the Participant and Employer, no further benefits shall be payable under this 401(a)(17) Benefit Plan.

(e) MAXIMUM BENEFIT. The combined maximum benefit provided to a Participant employed by the Company under the Excess Plan, the Pension Plan and this 401(1)(17) Benefit Plan shall not exceed 50% of a Participant's Final Average Earnings.

2.2     MANNER AND TIME OF PAYMENT

(a) MANNER OF PAYMENT. Effective June 1, 2001, unless a Participant makes an election in the manner and within the time period specified in Section 2.2(c) below, the 401(a)(17) Benefit in the amount determined from time to time under Section 2.1 shall be paid in the same manner and at the same time as benefit payments under the Pension Plan, and shall be subject to the same restrictions as provided in such Pension Plan, without regard to
     Section 401(a)(17) of the Code.

          For benefits commencing prior to June 1, 2001, the 401(a)(17) Benefit in the amount determined from time to time under Section 2.1 shall be payable monthly to a Participant for the life of the Participant, commencing as of the date benefits commence under the Pension Plan; provided, however, for a married Participant, the 401(a)(17) Benefit, in an Actuarially Equivalent amount, shall be payable monthly to the Participant as an annuity for the life of the Participant, with a survivor annuity for the life of the Spouse, which is one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Spouse.

       (b)  TIME OF PAYMENT.

(ii) Except as provided in Section 2.2(c), the first monthly payment of a 401(a)(17) Benefit to a retired Participant entitled to such benefit shall be payable as of the first day of the first calendar month after such Participant shall have become entitled thereto pursuant to the provisions of the Pension Plan and this 401(a)(17) Benefit Plan, and each subsequent monthly payment of such benefit shall be payable as of the first day of each calendar month thereafter during his lifetime, ceasing with the payment made as of the first day of the calendar month in which the death of such Participant occurs. Any survivorship benefit shall be paid in the same manner, beginning the month following the month during which the death of such retired Participant occurs and continuing until such Beneficiary dies.

(iii) The 401(a)(17) Benefit of any retired Participant receiving a retirement benefit shall terminate as of the date of his re-employment if such retired Participant is re-employed by a Controlled Group Member. If such Participant is re-employed by a Controlled Group Member that is a participating employer in the Pension Plan, then upon his subsequent retirement pursuant to the provisions of the Pension Plan after any period of such re-employment, such Participant shall thereupon be eligible for the 401(a)(17) Benefit then in effect, pursuant to the provisions of this 401(a)(17) Benefit Plan, with such adjustments in the amount of such benefit as may be necessary to reflect actuarially the value of any 401(a)(17) Benefit previously paid such Participant under this 401(a)(17) Benefit Plan.

        (c) LUMP SUM OPTION. (i) Effective June 1, 2001, in lieu of the manner of payment described in Section 2.2(a), a Participant (1) who is employed by the Company, or (2) who transferred to FedEx Corporation, Federal Express Corporation, or FedEx Corporate Services, Inc. on June 1, 2000 and continues to be an employee of such company, or (3) who was an employee of a Ground Employer (as defined in the Pension Plan) on February 1, 1998, was directly transferred to a Controlled Group Member, and who continues to be employed by a Controlled Group Member, may, no later than twelve
             (12) months prior to the date of the Participant's last pensionable pay check as shown in the Employer's personnel records, elect one of the following alternate payment options for benefits under this 401(a)(17) Benefit Plan:

               1. A single lump sum payable on the date benefits commence under the Pension Plan;

               2. A single lump sum payable twelve (12) months after the date benefits commence under the Pension Plan;

               3. A single lump sum payable twenty-four (24) months after the date benefits commence under the Pension Plan;

               4. Two equal installments, each being equal to one-half (1/2) of the single sum amount described in item (i) above, with the first installment payable on the date benefits commence under the Pension Plan and the second installment payable twelve (12) months after the date benefits commence under the Pension Plan; or

               5. Two equal installments, each being equal to one-half (1/2) of the single sum amount described in item (i) above, with the first installment payable twelve (12) months after the date benefits commence under the Pension Plan and the second installment payable twenty-four (24) months after the date benefits commence under the Pension Plan.

        ii. The amount of any lump sum or installment distribution shall be determined in the same manner as the lump sum present value of a benefit as determined under the Pension Plan.

        iii.    A Participant may revoke any election made pursuant to this
                Section 2.2(c) and elect another manner of payment available under this Section 2.2, but only if such revocation and subsequent election occur no later than twelve (12) months prior to the date of the Participant's last pensionable pay check as shown in the Employer's personnel records.

        iv. In the event of a Participant's death prior to the complete distribution of his benefit pursuant to section 2.2(c), the value of the Participant's remaining benefit shall be paid to the Participant's Beneficiary in a single sum as soon as administratively practicable following the Participant's death.

2.3     LIABILITY FOR PAYMENT

The Employer shall pay the 401(a)(17) Benefit to the Participant and/or his Beneficiary.

2.4     PAYMENT TO GUARDIAN

If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Retirement and Savings Plan Department of FedEx Corporation may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Retirement and Savings Plan Department of FedEx Corporation may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Employer from all liability with respect to such benefit.

2.5     EFFECT ON OTHER BENEFITS

Benefits payable to or with respect to a Participant under the Pension Plans, the Excess Plan or any other plan (qualified or nonqualified) plan sponsored by a Controlled Group Member, if any, are in addition to those provided under this 401(a)(17) Benefit Plan.

2.6     EFFECT OF TERMINATION OF 401(a)(17) BENEFIT PLAN

Notwithstanding anything in this 401(a)(17) Benefit Plan to the contrary, in the event of a termination of the 401(a)(17) Benefit Plan, FedEx Corporation, in its sole and absolute discretion, shall have the right to change the time and/or manner of distribution of Participants' 401(a)(17) Benefits, including, without limitation, by providing for the satisfaction of the obligation to pay 401(a)(17) Benefits by payment of a single lump sum payment to each Participant or Beneficiary then entitled to a 401(a)(17) Benefit in an amount equal to the Actuarial Equivalent present value of such 401(a)(17) Benefit, provided that the value of the 401(a)(17) Benefit payable to any Participant or Beneficiary hereunder may not be diminished.

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                                    ARTICLE 3
                                     VESTING

Anything herein to the contrary notwithstanding, 401(a)(17) Benefits of a Participant who is employed by an Employer other than the Company shall become fully vested at the time he becomes fully vested in his accrued benefit. 401(a)(17 Benefits of a Participant who is employed by the Company shall become fully vested at the time the Participant has completed five consecutive years as an officer and/or managing or assistant managing director. A Participant who terminates employment prior to satisfying the vesting requirements in this
Article 3 shall not be eligible to receive a 401(a)(17) Benefit under this 401(a)(17) Benefit Plan.

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                                    ARTICLE 4
                                METHOD OF FUNDING

The obligation of the Employer hereunder shall be a general unfunded and unsecured obligation of the Employer only. It is not intended hereby to establish a fund to provide for the payment of 401 (a) (17) Benefits or to create a trust or lien (equitable or otherwise) for the benefit of any Participant, Spouse or any other person.

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                                    ARTICLE 5
                          TERMINATION OF PARTICIPATION

5.1     WITHDRAWAL BY PARTICIPATING EMPLOYERS

Any Employer that adopts the 401(a)(17) Benefit Plan may elect to withdraw separately from the 401(a)(17) Benefit Plan, and such withdrawal shall constitute a termination of the 401(a)(17) Benefit Plan, as to the withdrawing Employer; provided, however, that such terminating Employer shall continue to be an Employer for the purposes of the 401(a)(17) Benefit Plan as to Participants or Beneficiaries to whom such Employer owes obligations under the 401(a)(17) Benefit Plan. Such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer on authority of its Board and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.

                                                                            A-12
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                                   APPENDIX B


                            PROVISIONS PERTAINING TO
                                  EMPLOYEES OF
                       FEDEX GROUND PACKAGE SYSTEM, INC.,
                          FEDEX CUSTOM CRITICAL, INC.,
                       FEDEX SUPPLY CHAIN SERVICES, INC.,
                                 AUTOQUIK, INC.
                                       AND
                              URGENT FREIGHT, INC.

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                                  INTRODUCTION

The purpose of this Appendix B is to set forth certain of the provisions of this Plan applicable only to Employees of FedEx Ground Package System, Inc., Fedex Custom Critical, Inc., FedEx Supply Chain Services, Inc., AutoQuik, Inc. and Urgent Freight, Inc. ("Ground Participants") as of May 31, 2003 and thereafter. Except as provided in this Appendix B, the terms and conditions of the Plan apply to Ground Participants. The term "Section" in this Appendix B refers to a section of this Appendix B unless otherwise specifically noted.

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                                    ARTICLE 1
                                   DEFINITIONS

1.1     GENERALLY

The following words and phrases shall have the same meanings as specified in the applicable Pension Plan, as it may be amended from time to time, unless the context clearly requires otherwise:

          "Actuarial Equivalent" or "Actuarial Equivalence"
          "Actuary"
          "Annuity Starting Date"
          "Code"
          "Employee"
          "Plan Year"

In addition, for purposes of this Excess Plan, the following words and phrases shall have the meanings hereinafter indicated unless the context clearly indicates otherwise:

1.2     ACCRUED BENEFIT

"Accrued Benefit" of a Participant as of any date, hereinafter called an "accrual date," equals the amount of Excess Retirement Benefit to which the Participant would be entitled under Section 2.1 if he terminated his employment with the Controlled Group on the accrual date.

1.3     BENEFICIARY

"Beneficiary" means the beneficiary for purposes of any benefits payable under the Pension Plan subsequent to the Participant's death; provided, however, that the Participant may designate another beneficiary to receive any death benefits payable in a lump sum pursuant to Section 2.2(c), such designation to be made in writing in a form acceptable to the Committee.

1.4     BOARD

"Board" means the board of directors of FedEx Corporation or, as appropriate in the context of a provision of the Excess Plan, such other body as designated by the Board.

1.5     COMPANY

"Company" means FedEx Ground Package System, Inc.

1.6     CONTROLLED GROUP OR CONTROLLED GROUP MEMBERS

"Controlled Group" or "Controlled Group Members" means the Company and any and all other corporations, trades and/or businesses the employees of which, together with the employees of the Company, are required by any of the Subsections of Section 414 of the Code to be treated, as though they were employed by a single employer.

1.7     EFFECTIVE DATE

"Effective Date" means June 1, 2000.

1.8     EMPLOYER

"Employer" means the Company and any other Controlled Group Member that adopts this Excess Plan.

1.9     EXCESS PLAN

"Excess Plan" means the provisions of the Plan described in this Appendix B.

1.10    EXCESS RETIREMENT BENEFIT

"Excess Retirement Benefit" means the monthly benefit payable to or with respect to a Participant and/or his Beneficiary under Article 2.

1.11    401(a)(17) BENEFIT PLAN

"401(a)(17) Benefit Plan" means the provisions of the Plan described in Appendix A.

1.12    PARTICIPANT

"Participant" means an Employee who (i) is participating in one or more Pension Plans, (ii) (1) serves as an officer of an Employer other than the Company as determined from the personnel records of the applicable Employer, or (2) serves as an officer or managing director or assistant managing director of the Company as determined from the personnel records of the Company and has served as an officer and/or managing or assistant managing director for a combined period of five consecutive years, including service prior to the Effective Date, and (iii) has a separation of service from an Employer on or after the Effective Date

In determining whether an officer, managing director or assistant managing director has served in such capacity for a combined period of five consecutive years, such officer's or director's service with Controlled Group Members shall be taken into account.

Participant shall also mean any former Employee who, immediately following his separation of service from an Employer, was employed by a Controlled Group Member and continues to be employed by a Controlled Group Member.

Any employee who was a Participant in this 401(a)(17) Benefit Plan immediately prior to June 1, 2000 shall remain a Participant in the Plan on the Effective Date.

1.13    PENSION PLAN

"Pension Plan" means, with respect to any Participant, the FedEx Ground Package System, Inc. and Certain Affiliates Career Reward Pension Plan (through May 30,
2001) or the FedEx Corporation Employees' Pension Plan (as of May 31, 2001).

1.14    SPOUSE

Spouse shall mean the deceased Participant's surviving spouse if such person married such Participant at least one (1) year prior to his death.

                                    ARTICLE 2
                           EXCESS RETIREMENT BENEFITS

2.1     AMOUNT OF BENEFIT

(a) EXCESS RETIREMENT BENEFIT. The Excess Retirement Benefit payable to or with respect to a Participant for any month of any Plan Year shall be an amount equal to the excess, if any, of (i) the amount of the monthly benefit that would be provided by the Pension Plan except that, if applicable, such benefit shall not be limited by the application of Section 415 of the Code, over (ii) the amount of the monthly benefit payable on the same basis to or with respect to the Participant under such Pension Plan for such month. If a Participant began receiving his Excess Retirement Benefit prior to June 1, 2000, such Excess Retirement Benefit shall be reduced to reflect any post-retirement increases in monthly benefits payable to the Participant under such Pension Plan by reason of increases in the limits under Section 415 of the Code.

     The terms "Average Compensation", "Average Annual Earnings" and "Final Average Earnings" taken into account with respect to a Participant (1) who is employed by the Company, or (2) who transferred to FedEx Corporation, Federal Express Corporation, or FedEx Corporate Services, Inc. on June 1, 2000 and continues to be an employee of such company, or (3) who was an employee of a Ground Employer (as defined in the Pension Plan) on February 1, 1998, was directly transferred to a Controlled Group Member, and who continues to be employed by a Controlled Group Member, shall have the same meaning as set forth under the Pension Plan (without regard to the limits imposed by Section 401(a)(17) of the Code), except that, for purposes of
     Section 2.1(a)(i), the number of years over which the average is determined shall be three (3) years instead of five (5) years. Effective June 1, 2001, the terms "Compensation" and "Earnings" shall have the same meaning as set forth under the Pension Plan and shall also include any compensation that would have been paid to the Participant had he not signed a salary deferral agreement in connection with any deferred compensation plan sponsored by the Employer.

     The terms "Average Compensation", "Average Annual Earnings" and "Final Average Earnings" taken into account with respect to a Participant employed by an Employer other than the Company shall have the same meaning as set forth under the Pension Plan (without regard to the limits imposed by Section 401(a)(17) of the Code). Effective June 1, 2001, the terms "Compensation" and "Earnings" shall have the same meaning as set forth under the Pension Plan and shall also include any compensation that would have been paid to the Participant had he not signed a salary deferral agreement in connection with any deferred compensation plan sponsored by the Employer.

(b) PRE-RETIREMENT SURVIVOR ANNUITY. If a married Participant dies before his Annuity Starting Date, and has a Spouse entitled to a qualified pre-retirement survivor annuity under any Pension Plan, such Spouse shall receive a pre-retirement survivor annuity based on the Excess Retirement Benefit computed and adjusted as provided in Subsection (a) of this

     Section to which the Participant would be entitled. Such pre-retirement survivor annuity will be payable at the same time and in the same manner as the qualified pre-retirement survivor annuity payable under the Pension Plan. No pre-retirement survivor annuity shall be payable to the extent a Participant receives a lump sum payment under Section 2.2(c).

(c) PENSION PLAN ADJUSTMENT. Unless otherwise specifically provided herein, this Excess Plan is not intended to provide any increased benefit which could otherwise be provided under a Pension Plan. A Participant's benefit under this Excess Plan shall be decreased to the extent that such Participant's benefit under a Pension Plan is so increased.

(d) TRANSFERS. A Participant who is eligible for an Excess Retirement Benefit and who has been directly transferred to a Controlled Group Member shall have his Excess Retirement Benefit based on the provisions of the Excess Plan in effect at the time that the Employee becomes entitled to receive the Excess Retirement Benefit. If the Participant has received a benefit from the Excess Benefit Plan prior to his termination of employment pursuant to an agreement between the Participant and an Employer, no further benefits shall be payable under this Excess Plan.

(e) MAXIMUM BENEFIT. The combined maximum benefit provided to a Participant employed by the Company under this Excess Plan, the Pension Plan and the 401(a)(17) Benefit Plan shall not exceed 50% of a Participant's Final Average Earnings.

2.2     MANNER AND TIME OF PAYMENT

(a) MANNER OF PAYMENT. Effective June 1, 2001, unless a Participant makes an election in the manner and within the time period specified in Section 2.2(c) below, the Excess Retirement Benefit in the amount determined from time to time under Section 2.1 shall be paid in the same manner and at the same time as benefit payments under the Pension Plan, and shall be subject to the same restrictions as provided in such Pension Plan, without regard to Section 415 of the Code.

     For benefits commencing prior to June 1, 2001, the Excess Retirement Benefit in the amount determined from time to time under Section 2.1 shall be payable monthly to a Participant for the life of the Participant, commencing as of the date benefits commence under the Pension Plan; provided, however, for a married Participant, the Excess Retirement Benefit, in an Actuarially Equivalent amount, shall be payable monthly to the Participant as an annuity for the life of the Participant, with a survivor annuity for the life of the Spouse, which is one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Spouse.

(b)  Time of Payment.

     (ii) Except as provided in Section 2.2(c), the first monthly payment of an Excess Retirement Benefit to a retired Participant entitled to such benefit shall be payable as of the first day of the first calendar month after such Participant shall have become entitled thereto pursuant to the provisions of the Pension Plan and this Excess Plan, and each subsequent monthly payment of such benefit shall be payable as of the first day of each calendar month thereafter during his lifetime, ceasing with the payment made as of the first day of the calendar month in which the death of such Participant occurs. Any survivorship benefit shall be paid in the same manner, beginning the month following the month during which the death of such retired Participant occurs and continuing until such Beneficiary dies.

     (iii) The Excess Retirement Benefit of any retired Participant receiving a retirement benefit shall terminate as of the date of his re-employment if such retired Participant is re-employed by a Controlled Group Member. If such Participant is re-employed by a Controlled Group Member that is a participating employer in the Pension Plan, then upon his subsequent retirement pursuant to the provisions of the Pension Plan after any period of such re-employment, such Participant shall thereupon be eligible for the Excess Retirement Benefit then in effect, pursuant to the provisions of this Excess Plan, with such adjustments in the amount of such benefit as may be necessary to reflect actuarially the value of any Excess Retirement Benefit previously paid such Participant under this Excess Plan

(c) LUMP SUM OPTION. (i) Effective June 1, 2001, in lieu of the manner of payment described in Section 2.2(a), a Participant (1) who is employed by the Company, or (2) who transferred to FedEx Corporation, Federal Express Corporation, or FedEx Corporate Services, Inc. on June 1, 2000 and continues to be an employee of such company, or (3) who was an employee of a Ground Employer (as defined in the Pension Plan) on February 1, 1998, was directly transferred to a Controlled Group Member, and who continues to be employed by a Controlled Group Member, may, no later than twelve (12) months prior to the date of the Participant's last pensionable pay check as shown in the Employer's personnel records, elect one of the following alternate payment options for benefits under this Excess Plan:

            1.      A single lump sum payable on the date benefits commence
                under the Pension Plan;

            2.      A single lump sum payable twelve (12) months after the date benefits commence under the Pension Plan;

            3.      A single lump sum payable twenty-four (24) months after
                the date benefits commence under the Pension Plan;

            4.      Two equal installments, each being equal to one-half (1/2)
                of the single sum amount described in item (i) above, with the first installment payable on the date benefits commence under the Pension Plan and the second installment payable twelve (12) months after the date benefits commence under the Pension Plan; or

            5.      Two equal installments, each being equal to one-half (1/2)
                of the single sum amount described in item (i) above, with the first installment payable twelve (12) months after the date benefits commence under the Pension Plan and the second installment payable twenty-four (24) months after the date benefits commence under the Pension Plan.

     (ii) The amount of any lump sum or installment distribution shall be determined in the same manner as the lump sum present value of a benefit as determined under the Pension Plan.

     (iii) A Participant may revoke any election made pursuant to this Section 2.2(c) and elect another manner of payment available under this Section 2.2, but only if such revocation and subsequent election occur no later than twelve (12) months prior to the date of the Participant's last pensionable pay check as shown in the Employer's personnel records.

     (iv) In the event of a Participant's death prior to the complete distribution of his benefit pursuant to section 2.2(c), the value of the Participant's remaining benefit shall be paid to the Participant's Beneficiary in a single sum as soon as administratively practicable following the Participant's death.

2.3     LIABILITY FOR PAYMENT

The Employer shall pay the Excess Retirement Benefit to the Participant and/or his Beneficiary.

2.4     PAYMENT TO GUARDIAN

If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Retirement and Savings Plan Department of FedEx Corporation may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Employer may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Employer from all liability with respect to such benefit.

2.5     EFFECT ON OTHER BENEFITS

Benefits payable to or with respect to a Participant under the Pension Plans, the 401(a)(17) Benefit Plan or any other plan (qualified or nonqualified) plan sponsored by a Controlled Group Member, if any, are in addition to those provided under this Excess Plan.

2.6     EFFECT OF TERMINATION OF EXCESS PLAN

Notwithstanding anything in this Excess Plan to the contrary, in the event of a termination of the Excess Plan, FedEx Corporation, in its sole and absolute discretion, shall have the right to change the time and/or manner of distribution of Participants' Excess Retirement Benefits, including, without limitation, by providing for the satisfaction of the obligation to pay Excess Retirement Benefits by payment of a single lump sum payment to each Participant or Beneficiary then entitled to an Excess Retirement Benefit in an amount equal to the Actuarial Equivalent present value of such Excess Retirement Benefit, provided that the value of the Excess Retirement Benefit payable to any Participant or Beneficiary hereunder may not be diminished.

                                    ARTICLE 3
                                     VESTING

Anything herein to the contrary notwithstanding, Excess Retirement Benefits of a Participant who is employed by an Employer other than the Company shall become fully vested at the time he becomes fully vested in his accrued benefit under the Pension Plan. Excess Retirement Benefits of a Participant who is employed by the Company shall become fully vested at the time the Participant has completed five consecutive years as an officer and/or managing or assistant managing director. A Participant who terminates employment prior to satisfying the vesting requirements in this Article 3 shall not be eligible to receive an Excess Retirement Benefit under this Excess Plan.

                                    ARTICLE 4
                                METHOD OF FUNDING

The obligation of the Employer hereunder shall be a general unfunded and unsecured obligation of the Employer only. It is not intended hereby to establish a fund to provide for the payment of Excess Retirement Benefits or to create a trust or lien (equitable or otherwise) for the benefit of any Participant, Spouse or any other person.

                                    ARTICLE 5
                          TERMINATION OF PARTICIPATION

5.1     WITHDRAWAL BY PARTICIPATING EMPLOYERS

Any Employer that adopts the Excess Plan may elect to withdraw separately from the Excess Plan, and such withdrawal shall constitute a termination of the Excess Plan, as the case may be, as to the withdrawing Employer; provided, however, that such terminating Employer shall continue to be an Employer for the purposes of the Excess Plan as to Participants or Beneficiary to whom such Employer owes obligations under the Excess Plan. Such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer on authority of its Board and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.